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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 5, 2002


                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Chapter)


        Maryland                       1-10093               13-6908486
----------------------------        --------------       --------------------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)



27600 Northwestern Highway, Suite 200, Southfield, Michigan          48034
------------------------------------------------------------     --------------
         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code            (248) 350-9900
                                                   -----------------------------


                                 Not applicable
               -------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         As a result of the sale of Hickory Corners shopping center on April 11, 2002, Ramco-Gershenson Properties Trust will be required to report the results of operations for this center as income from discontinued operation for purposes of future presentation. The attached exhibit 99.1 sets forth the financial statements and management's discussion and analysis of results of operation and financial condition of the trust for 2001 on that basis, and is being filed for the purpose of being incorporated by reference into Ramco-Gershenson Properties Trust's registration statement on Form S-3 (File No. 333-99345).

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)         Not applicable.

         (c)               Exhibits

                            99.1    Revised financial statements and
                                    management's discussion and analysis of
                                    results of operation and financial condition

ITEM 8.           NOT APPLICABLE.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RAMCO-GERSHENSON PROPERTIES TRUST


Date:  November 5, 2002             By: /s/ Richard J. Smith
                                        --------------------------------

                                    Name:    Richard J. Smith
                                    Title:   Chief Financial Officer











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                                INDEX TO EXHIBITS


EXHIBIT NO.             DESCRIPTION
-----------             -----------

Exhibit 99.1 Revised financial statements and management's discussion and analysis of results of operation and financial condition